UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2006




                        Pioneer Natural Resources Company
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             (Exact name of Registrant as specified in its charter)



          Delaware                     1-13245                75-2702753
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(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                 75039
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   (Address of principal executive offices)                    (Zip Code)


                                 (972) 444-9001
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              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant  to Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                     Page

Item 7.01.  Regulation FD Disclosure..............................    3

Item 9.01.  Financial Statements and Exhibits.....................    3

            (d)   Exhibits........................................    3

Signature.........................................................    4

Exhibit Index.....................................................    5

                        PIONEER NATURAL RESOURCES COMPANY



Item 7.01.   Regulation FD Disclosure

     On February 15, 2006, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that its board of directors declared a semiannual cash dividend of $0.12 per share on the Company's outstanding common stock. The dividend is payable April 12, 2006 to stockholders of record at the close of business on March 29, 2006.

Item 9.01.   Financial Statements and Exhibits

     (d)     Exhibits

             99.1    News Release dated February 15, 2006.

                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PIONEER NATURAL RESOURCES COMPANY



Date:  February 16, 2006         By: /s/ Darin G. Holderness
                                     -------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX



Exhibit No.             Description

 99.1(a)                News Release dated February 15, 2006.


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(a) filed herewith